SUPPLEMENT TO PROXY MATERIALS
DATED DECEMBER 17, 2008

TO SHAREHOLDERS OF THE PRINCIPAL FUNDS, INC. –
GOVERNMENT & HIGH QUALITY BOND FUND:

As a result of the current conditions in the markets for the portfolio securities of the Principal Funds, Inc. (PFI) Government & High Quality Bond Fund (the Acquired Fund), management of PFI, after consultation with the Board of Directors, has determined to postpone the closing of the combination of the Acquired Fund into the Mortgage Securities Fund (the Acquiring Fund). Management intends to monitor evolving market conditions and, if the shareholders of the Acquired Fund approve the combination of the Acquired Fund into the Acquiring Fund at their meeting scheduled for February 13, 2009, will seek to close the transaction as soon as practicable after the originally scheduled date of February 20, 2009. If the transaction has not closed by April 20, 2009, management will consult further with the Board regarding the appropriate course to be taken.

If you have any questions regarding the combination of the Acquired Fund into the Acquiring Fund, please call our shareholder services department toll free at 1-800-222-5852.